UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 25, 2005

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                000-22537-01                         23-2215075
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          (Commission File Number)      (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA 19512
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               (Address of Principal Executive Offices) (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
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         Executive Incentive Plan - Performance Goals for 2005
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         On January 25, 2005, the Compensation Committee of the Board of
Directors of National Penn Bancshares, Inc. approved National Penn's performance goals for Plan Year 2005 under the Executive Incentive Plan. These performance goals are filed in this Report as Exhibit 10.1 and are incorporated herein by reference.

         The Executive Incentive Plan, as amended to date, is included in National Penn's Report on Form 10-Q for the quarterly period ended September 30, 2003 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on November 10, 2003.


Item 8.01 Other Events.
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         On January 26, 2005, National Penn issued a press release announcing its declaration of a cash dividend of $.20 per share for shareholders of record on February 5, 2005, payable on February 17, 2005. This press release is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits.

    10.1   Executive Incentive Plan Performance Goals - Plan Year 2005.

    99.1   National Penn Bancshares, Inc. Press Release dated January 26, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL PENN BANCSHARES, INC.


                                         By /s/ Wayne R. Weidner
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                                           Name:  Wayne R. Weidner
                                           Title: Chairman and CEO


Dated:  January 28, 2005


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                                  EXHIBIT INDEX


Exhibit Number                              Description

    10.1     Executive Incentive Plan Performance Goals - Plan Year 2005.

    99.1     National Penn Bancshares, Inc. Press Release dated January 26, 2005